                                                                    Exhibit 99.1

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                              STATEMENTS OF INCOME
                                    Unaudited
                                    ---------
                        THREE MONTHS ENDED SEPTEMBER 30,
                  (Millions except share and per share amounts)

                                                                       2004                   2003
                                                                   -------------           ------------
Net sales and operating revenues:                                         $ 998                  $ 914
                                                                   =============           ============
Costs and Expenses
   Cost of Sales (exclusive of depreciation shown below)                    798 (a)                727 (c)
   Engineering, Research and Development                                     22                     18
   Selling, General and Administrative                                       91                     91
   Depreciation and Amortization of Other Intangibles                        42                     40
                                                                   -------------           ------------
          Total Costs and Expenses                                          953                    876
                                                                   =============           ============
Other Income (Loss)                                                          (1)                     -
                                                                   -------------           ------------
Total Other Income (Loss)                                                    (1)                     -
                                                                   -------------           ------------
Income (Loss) before Interest Expense,
 Income Taxes, and Minority Interest
   North America                                                             31                     32
   Europe                                                                     6 (a)                 (3)(c)
   Other                                                                      7                      9
                                                                   -------------           ------------
                                                                             44                     38
Less:
   Interest expense (net of
     interest capitalized)                                                   35                     34 (d)
   Income tax expense (benefit)                                               2 (b)                 (2)(e)
   Minority interest                                                          1                      2
                                                                   -------------           ------------
Net income                                                                  $ 6                    $ 4
                                                                   =============           ============

Average common shares outstanding:
   Basic                                                                   41.7                   40.6
                                                                   =============           ============
   Diluted                                                                 44.3                   42.2
                                                                   =============           ============
Earnings per share of common stock:
   Basic                                                                 $ 0.15                 $ 0.11
                                                                   =============           ============
   Diluted                                                               $ 0.14                 $ 0.10
                                                                   =============           ============


(a) Includes restructuring and restructuring related charges of $2 million pre-tax, $2 million after-tax or $0.04 per share. The entire charge is recorded in cost of sales. Geographically all of the charge is recorded in Europe.

(b) Includes a $1 million or $0.02 per share tax benefit related to the resolution of outstanding tax issues.

(c) Includes restructuring related charges of $1 million pre-tax, $1 million after-tax or $0.02 per share. The entire charge is recorded in cost of sales. Geographically all of the charge is recorded in Europe.

(d) Includes a pre-tax reduction of $2 million, $1 million after-tax or $0.02 per share related to debt issuance costs that were deferred on the senior debt we paid down with the proceeds of the $350 million bond offering.

(e) Includes a $3 million or $0.09 per share tax benefit related to the resolution of outstanding tax issues.

  TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                   STATEMENTS OF INCOME
                        Unaudited
             NINE MONTHS ENDED SEPTEMBER 30,
      (Millions except share and per share amounts)

                                                                  2004                    2003
                                                                -------                  -------
Net sales and operating revenues:                               $ 3,146 (a)              $ 2,833
                                                                =======                  =======

Costs and Expenses
   Cost of Sales (exclusive of depreciation shown below)          2,502 (b)                2,249 (e)
   Engineering, Research and Development                             56                       50
   Selling, General and Administrative                              302 (a)(b)(c)            276
   Depreciation and Amortization of Other Intangibles               131                      120
                                                                -------                  -------
          Total Costs and Expenses                                2,991                    2,695
                                                                =======                  =======

Loss on sale of receivables                                          (1)                      (1)
Other Income (Loss)                                                  (1)                      (1)
                                                                -------                  -------
Total Other Income (Loss)                                            (2)                      (2)
                                                                -------                  -------

Income (Loss) before Interest Expense,
 Income Taxes, and Minority Interest
   North America                                                    111 (a)(b)(c)            109 (e)
   Europe                                                            17 (b)(c)                 7 (e)
   Other                                                             25 (c)                   20
                                                                -------                  -------
                                                                    153                      136
Less:
   Interest expense (net of
     interest capitalized)                                          104                      103 (f)
   Income tax expense (benefit)                                      11 (d)                   (1)(g)
   Minority interest                                                  4                        5

                                                                -------                  -------
Net income                                                      $    34                  $    29
                                                                =======                  =======

Average common shares outstanding:
   Basic                                                           41.3                     40.3
                                                                =======                  =======
   Diluted                                                         44.0                     41.5
                                                                =======                  =======

Earnings per share of common stock:
   Basic                                                        $  0.84                  $  0.72
                                                                =======                  =======

   Diluted                                                      $  0.78                  $  0.70
                                                                =======                  =======



(a) Includes changeover costs for a new aftermarket customer acquired in the first quarter of $8 million pre-tax, $5 million after-tax or $0.13 per share. Of the adjustment $6 million is recorded in Sales and $2 million is recorded in SG&A. Geographically the entire amount is recorded in North America.

(b) Includes restructuring and restructuring related charges of $12 million pre-tax, $8 million after tax or $0.18 per share. Of the adjustment $2 million is recorded in SG&A and the remaining $10 million is in cost of sales. Geographically, $3 million is recorded in North America and $9 million in Europe.

(c) Includes consulting fees indexed to stock price of $4 million pre-tax, $3 million after-tax or $0.06 per share. The entire charge is recorded in SG&A. Geographically $2 million of the charge is recorded in North America, $1 million in Europe and $1 million in Other.

(d) Includes a $6 million or $0.14 per share tax benefit related to the resolution of outstanding tax issues.

(e) Includes restructuring and restructuring related charges of $7 million pre-tax, $4 million after-tax or $0.11 per share. The entire charge is recorded in cost of sales. Geographically, $3 million is recorded in North America and $4 million in Europe.

(f) Includes a pre-tax expense of $3 million, $2 million after-tax or $0.05 per share related to debt issuance costs that were deferred on the senior debt we paid down with the proceeds of the $350 million bond offering.

(g) Includes a $14 million or $0.36 per share tax benefit related to the resolution of several tax issues.

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                                  BALANCE SHEETS
                                   (Unaudited)
                                   (Millions)

                                                              September 30, 2004           December 31, 2003
                                                             ----------------------       --------------------
 Assets
       Cash and Cash Equivalents                                           $   203                    $   145
       Receivables, Net                                                        511 (a)                    442 (a)
       Inventories                                                             363                        343
       Other Current Assets                                                    198                        175
       Investments and Other Assets                                            693                        579
       Plant, Property, and Equipment, Net                                   1,070                      1,111
                                                             ----------------------       --------------------
       Total Assets                                                        $ 3,038                    $ 2,795
                                                             ======================       ====================
Liabilities and Shareholders' Equity
       Short-Term Debt                                                     $    20                    $    20
       Accounts Payable                                                        667                        621
       Accrued Taxes                                                            22                         19
       Accrued Interest                                                         42                         42
       Other Current Liabilities                                               237                        191
       Long-Term Debt                                                        1,403  (b)                 1,410  (b)
       Deferred Income Taxes                                                   171                        119
       Deferred Credits and Other Liabilities                                  351                        292
       Minority Interest                                                        24                         23
       Total Shareholders' Equity                                              101                         58
                                                             ----------------------       --------------------
       Total Liabilities and Shareholders' Equity                          $ 3,038                    $ 2,795
                                                             ======================       ====================

(a)  Accounts Receivables net of:                             September 30, 2004           December 31, 2003
                                                             ----------------------       --------------------
       Accounts Receivable securitization programs                         $   148                    $   123
       Receivables collected under advance payment programs                $   122                    $    99

(b)  Long term debt composed of:                              September 30, 2004           December 31, 2003
                                                             ----------------------       --------------------
       Term loan B (Due 2010)                                              $   397                    $   400
       10.25% senior notes (Due 2013)                                          490                        491
       11.625% subordinated notes (Due 2009)                                   500                        500
       Other long term debt                                                     16                         19
                                                             ----------------------       --------------------
                                                                           $ 1,403                    $ 1,410
                                                             ======================       ====================

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                                   (Millions)

                                                                             NINE MONTHS ENDED
                                                                                SEPTEMBER 30,
                                                                   ---------------------------------------
                                                                         2004                  2003
                                                                   ------------------    -----------------
 Operating activities:
   Net income                                                                  $  34                $  29
   Adjustments to reconcile income
    to net cash provided by operating activities -
     Depreciation and amortization                                               131                  120
     Deferred income taxes                                                       (12)                 (17)
     (Gain)/loss on sale of assets, net                                            -                    1
     Changes in components of working capital -
       (Inc.)/dec. in receivables                                                (66)                 (46)
       (Inc.)/dec. in inventories                                                (22)                  43
       (Inc.)/dec. in prepayments and other current assets                       (21)                   3
       Inc./(dec.) in payables                                                    55                   31
       Inc./(dec.) in taxes accrued                                                5                  (25)
       Inc./(dec.) in interest accrued                                             -                   19
       Inc./(dec.) in other current liabilities                                   21                  (15)
     Other                                                                        10                   19
                                                                   ------------------    -----------------
 Net cash provided by operating activities                                       135                  162

 Investing activities:
   Net proceeds from sale of assets                                               12                    4
   Expenditures for plant, property & equipment                                  (87)                 (83)
   Investments and other                                                           -                   (5)
                                                                   ------------------    -----------------
 Net cash used by investing activities                                           (75)                 (84)
                                                                   ------------------    -----------------
 Financing activities:
   Issuance of common shares                                                       6                    -
   Proceeds from capital contributions                                             -                    1
   Issuance of long-term debt                                                      -                  350
   Debt issuance costs on long-term debt                                           -                  (13)
   Retirement of long-term debt                                                   (6)                (277)
   Net inc./(dec.) in short-term debt excluding current
    maturities on long-term debt                                                   1                 (119)
   Other                                                                           1                   (1)
                                                                   ------------------    -----------------
 Net cash provided (used) by financing activities                                  2                  (59)
                                                                   ------------------    -----------------
 Effect of foreign exchange rate changes on cash and
   cash equivalents                                                               (4)                 (10)
                                                                   ------------------    -----------------
 Inc./(dec.) in cash and cash equivalents                                         58                    9
 Cash and cash equivalents, January 1                                            145                   54
                                                                   ------------------    -----------------
 Cash and cash equivalents, September 30                                       $ 203                $  63
                                                                   ==================    =================
 Cash paid during the period for interest                                      $ 106                $  79
 Cash paid during the period for income taxes                                  $  15                $  41